PACE® Select Advisors Trust

September 29, 2023

Supplement to the Statement of Additional Information (the "SAI"), dated November 28, 2022, as supplemented.

Includes:

•  UBS Government Money Market Investments Fund

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information in the SAI for the above-named series (collectively, the "funds") of PACE Select Advisors Trust (the "Trust") regarding changes to the Board of Trustees (the "Board") and the officers of the Trust.

First, effective as of September 27, 2023, the Board has appointed Heather R. Higgins to succeed Alan S. Bernikow as Chair of the Board of Trustees. Second, effective as of October 1, 2023, the Board has appointed Mark E. Carver to succeed Igor Lasun as President of the funds.

I. Board of Trustees

Effective immediately, the SAI is hereby revised as follows:

All references to the "chairman" of the Board are hereby replaced with references to the "chair" of the Board.

All references to Alan S. Bernikow (except in the table relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which UBS AM or an affiliate served as an investment advisor or manager) in the SAI are deleted in their entirety.

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The section captioned "Organization of the Trust; trustees and officers; principal holders and management ownership of securities" beginning on page 80 of the SAI is revised by replacing the entry for Heather R. Higgins in the table titled "Independent trustees" in its entirety with the following:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 63 c/o Keith A. Weller, Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive, Chicago, IL 60606	Trustee and Chair of the Board of Trustees	Since 2005 (Trustee); since September 2023 (Chair of the Board of Trustees)

Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Mrs. Higgins is a director or trustee of 7 investment companies (consisting of 47 portfolios) for which UBS AM or an affiliate serves as investment advisor or manager.	None

1  Each trustee holds office for an indefinite term.

The section captioned "Organization of the Trust; trustees and officers; principal holders and management ownership of securities" and sub-captioned "Leadership structure and qualifications of board of trustees" beginning on page 84 of the SAI is revised by replacing the second and third sentences of the first paragraph of that section with the following:

The board is currently composed of five trustees, all of whom are not "interested persons" of the funds as that term is defined by the Investment Company Act ("Independent Trustees"). The board members have selected Mrs. Higgins, an Independent Trustee, to act as chair of the board.

II. Fund Officers

Effective October 1, 2023, the SAI is hereby revised as follows:

All references to Igor Lasun in the SAI are deleted in their entirety.

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The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" beginning on page 80 of the SAI is revised by adding the following as the second row of the table titled "Officers":

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mark E. Carver; 60[2]	President	Since October 2023

Mr. Carver is an executive director and senior member of UBS AM's Americas Products team (since rejoining UBS in January 2022). In addition to his Fund Board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM's strategic product alignment with UBS Financial Services Inc. Mr. Carver previously served in the role of president from 2010 to September 2018 before moving to a senior product role at UBS Financial Services Inc. until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

1  Officers are appointed by the trustees and serve at the pleasure of the board.

2  This person's business address is 787 Seventh Avenue, New York, NY 10019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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